SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                           FORM 8-K

                        CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

               Date of Report:  October 16, 1995

                  READING & BATES CORPORATION
     (Exact name of registrant as specified in its charter)

     Delaware                1-5587            73-0642271
  (State or other          (Commission       (I.R.S. Employer
  jurisdiction of          File Number)      Identification No.)
  incorporation)


        901 Threadneedle, Suite 200, Houston, TX   77079
     (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code (713) 496-5000


Item 7. Financial Statements and Exhibits

       (c)  Exhibits

                Exhibit 99 - Press Release dated October 16,
                             1995 - 3rd Quarter 1995 earnings
                             release.


                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                READING & BATES CORPORATION


                By  /s/T. W. Nagle
                    ---------------------------
                    T. W. Nagle
                    Executive Vice President,
                    Finance and Administration


Dated: October 16, 1995